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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated April 24, 1998, in the Registration Statement (Form
S-3 No 333-       ) and related Prospectus of RF Micro Devices, Inc. for the registration of 2,300,000 shares of its common stock.

                                          /s/ ERNST & YOUNG LLP

Raleigh, North Carolina
December 22, 1998